Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Enhance Skin Products Inc (the “Company”), on Form 10-K/A for the year ended April 30, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Donald Nicholson, Principal Executive Officer of the Company, certify to the best of  my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report on Form 10-K for the year ended April 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report on Form 10-K for the year ended April 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 23 , 2015	By:	/s/ Donald Nicholson
Name: Donald Nicholson
Title: CEO, Chief Financial Officer, Principal Executive Officer and Director